Exhibit 99.1

Investor Roadshow - May 2008

Some of the matters discussed in this presentation contain forward-looking statements that involve significant risks and uncertainties, including statements relating to the initiation and completion of clinical trials, the potential advantages of Alexza's product candidates and the Company's capital needs. Actual events could differ materially from those projected and the Company cautions investors not to place undue reliance on the forward-looking statements contained in, or made in connection with, the presentation. Among other things, the projected commencement and completion of the Company's clinical trials may be affected by difficulties or delays. In addition, the Company's results may be affected by its effectiveness at managing its financial resources, difficulties or delays in developing manufacturing processes for its product candidates, preclinical and toxicology testing and regulatory developments. Delays in clinical programs, whether caused by competitive developments, adverse events, patient enrollment rates, regulatory issues or other factors, could adversely affect the Company's financial position and prospects. Prior clinical trial program designs and results are not necessarily predictive of future clinical trial designs or results. If the Company's product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be able to market them. The Company may not enter into any additional strategic partnership agreements. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rates due to changes in corporate priorities, the timing of and outcomes of clinical trials, competitive developments and the impact on expenditures and available capital from licensing and strategic collaboration opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to significantly delay, scale back or discontinue one or more of its drug development or discovery research programs. Alexza is at an early stage of development and may not ever have any products that generate significant revenue. Additional risks and uncertainties relating to the Company and its business can be found in the "Risk Factors" section of Alexza's Annual Report on Form 10-K for the period ended December 31, 2007 and the Company's periodic reports on Form 10-Q and 8-K. Alexza undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in the Company's expectations. Forward-Looking Statements

The Alexza Opportunity Strong pipeline - six Staccato product candidates first Phase 3 trial (AZ-004) initiated Q1 08 6th product candidate (AZ-007) Phase 1 initiated/enrolled Q1 08 two partnerships - Endo Pharmaceuticals and Symphony Allegro Revolutionary treatments for acute & intermittent conditions proven relationships between IV-like PK and efficacy strong and broad patent position Rapid, efficient, lower-risk product development demonstrated rapid clinical development, 6 products in 4 years lead program (AZ-004) in Phase 3 for < $30 million total, cost to date Designed for scalable, flexible, cost-effective manufacturing First NDA (AZ-004) projected for 1H 2010

Staccato Technology Single-Dose Device, Used in 5 of 6 Product Candidates mouthpiece heat package battery to initiate heating airflow drug coating 0.5 sec

The Staccato Advantage Demonstrated IV-like Pharmacokinetics Different compounds exhibit similar time to Cmax Dog studies (drug levels measured in left ventricle) Phase 1 studies in healthy volunteers (venous blood drug levels)

The Staccato Advantage Summary Characteristics Rapid, reproducible IV-like pharmacokinetics Proprietary technology: ^ 97% purity ideal aerosol particle size MMAD in the 1 - 3 µm range No excipients or additives / no formulation water soluble and insoluble compounds Reliable and consistently high emitted dose (> 80%) high fraction of respirable particles (> 85%) High bioavailability of emitted dose (> 90%)

The Staccato Advantage We Are NOT "Inhaled Insulin" Inhaled Dry Powder Insulin Staccato Aerosols API protein hormone (growth factor) small molecule Formulation multiple dry powder excipients excipient-free aerosol Administration Frequency multiple inhalations 3 - 4 times each day single inhalation 1 - 4 times each month Possible Annual Total Aerosol Load multiple grams milligrams Bioavailability 10% range 90% range Absorption delayed, longer lung transit time very rapid lung transit time Indicated Uses chronic, long-term acute and intermittent

The Alexza Clinical Pipeline - Then Summer 2004 - Series D Financing End of P2 Meeting Phase 2b Phase 2a Phase 1 IND AZ-001 Migraine (Staccato prochlorperazine) Phase 3 AZ-003 BTP (Staccato fentanyl) AZ-004 Acute Agitation (Staccato loxapine) AZ-002 Panic Attack (Staccato alprazolam)

The Alexza Clinical Pipeline - Then December 2006 - Post-IPO End of P2 Meeting Phase 2b Phase 2a Phase 1 IND AZ-001 Migraine (Staccato prochlorperazine) Phase 3 AZ-003 BTP (Staccato fentanyl) AZ-004 Acute Agitation (Staccato loxapine) AZ-002 Panic Attack (Staccato alprazolam)

The Alexza Clinical Pipeline - Now

Today - May 2008

ALEXZA PHARMACEUTICALS


IND
Phase 1
Phase 2a
Phase 2b
End of P2 Meeting
Phase 3
AZ-001 Migraine (*Staccato* prochlorperazine)
AZ-002 Panic Attack (*Staccato* alprazolam)
AZ-003 BTP (*Staccato* fentanyl)
AZ-004 Acute Agitation (*Staccato* loxapine)
AZ-104 Migraine (*Staccato* loxapine)
AZ-007 Sleep (*Staccato* zaleplon)

May 2008

AZ-004 for Acute Agitation Product Rationale for Staccato Loxapine US target population is 7.9 million patients 2.2 million schizophrenia patients, 5.7 million bipolar disorder patients Agitation is one of the most common symptoms approximately 50% can require an admission 69% of those with agitation have 1 - 6 episodes / year Product Opportunity non-invasive and rapid-onset therapy is crucial for treating agitation IM injection too invasive, tablets too slow Alexza primary market focus on in-clinic psychiatrists oral tablets fast-dissolve tablets IM injections Doses 9.4 5.2 6.8 21.4 Million Doses for Acute Agitation

AZ-004 Phase 2 Clinical Trial Results 10 mg Dose Met the Primary Endpoint PANSS Excited Component (PEC) Assessment Reduction in Agitation (at 2 hours) N=43 N=45 N=41 p=0.0001 p=0.088

PANSS Excited Component (PEC) Assessment Total Score N=43 N=45 N=41 Mean + SEM AZ-004 Phase 2 Clinical Trial Results Clinically Significant Results - 50% Reduction in Agitation

AZ-004 Phase 2 Clinical Trial Results Rapid Onset and Sustained Reduction of Agitation p-value at time point p-value at time point p-value at time point p-value at time point p-value at time point p-value at time point p-value at time point p-value at time point p-value at time point 10 min 20 min 30 min 45 min 60 min 90 min 2 hours 4 hours 24 hours Dose 5 mg 0.3893 0.1056 0.1345 0.0507 0.1139 0.2028 0.0852 0.1631 0.2477 Dose 10 mg 0.1276 0.0415 0.0248 0.0461 0.0193 0.0032 0.0005 0.0052 0.0009 24

AZ-004 Phase 2 Clinical Trial Results Generally Safe and Well-Tolerated, No SAE's Placebo 5 mg 10 mg Any AE, N (%) 16 (37%) 15 (33%) 18 (44%) Dysgeusia, N (%) 4 (9%) 2 (4%) 7 (17%) Dizziness, N (%) (mild only) 4 (9%) 5 (11%) 2 (5%) Sedation, N (%) (moderate) 6 (14%) 1 (2%) 6 (13%) 2 (4%) 9 (22%) 4 (10%) Throat Irritation, N (%) (mild only) 0 (0%) 1 (2%) 3 (7%)

AZ-004 for Acute Agitation Clear NDA Pathway Established Completed Phase 1 & 2, including a multi-dose PK study (> 200 subjects / patients) End of Phase 2 meeting with FDA validated clinical endpoints (3 approved products for acute agitation) NDA Plan - two Phase 3 clinical trials initiated first Phase 3 clinical trial (300 schizophrenic patients) - Q1 08 second Phase 3 clinical trial (300 bipolar patients) - Q3 08 start NDA Plan - supportive clinical studies in subjects smoker vs. non-smoker PK study healthy lung vs. asthma / COPD PK study thorough QT study single-day, repeat-dose pulmonary function study NDA projected for 1H 2010 first Phase 3 clinical trial data projected for 1H 09

Office-based MDs Psychiatry MDs N = 50,000 Alexza Psychiatry Focus Specialty Sales Force Targeting Hospital or Clinic-based MDs N = 6,000 ED Psych ED In-Patient Facilities Initial AZ-004 MD Target

Admit or Discharge Community Emergency Department Psychiatric Emergency Department Inpatient Facility agitation episode Discharge 5 - 20 days multiple agitation episodes Easton Associates, March 2008 Acute Agitation Market Marketplace Topography

1-3 4-6 7-9 10-15 16+ 49 20 12 13 6 Frequency of Agitation Episodes per Year (schizophrenia and bipolar patients) Weighted Average = 5.8 Agitation Episodes per Year Frequency of Agitation Episodes per Year

Types of Acute Agitation Types of Treatments Low Agitation 36% Moderate Agitation 37% High Agitation 27% No Rx 11% ODT 18% IM Injection 36% Oral Tablets 35%

Oral Meds Mild Agitation Moderate Agitation High Agitation IM Injection Meds AZ-004 Initial Opportunity AZ-004 Initial Market Opportunity In-Clinic Acute Agitation Market

The Alexza Clinical Pipeline May 2008 End of P2 Meeting Phase 2b Phase 2a Phase 1 IND AZ-001 Migraine (Staccato prochlorperazine) AZ-002 Panic Attack (Staccato alprazolam) Phase 3 AZ-003 BTP (Staccato fentanyl) AZ-104 Migraine (Staccato loxapine) AZ-004 Acute Agitation (Staccato loxapine) AZ-007 Sleep (Staccato zaleplon) US Psychiatry Market Partnering Candidates (US and ex-US)

The Alexza Clinical Pipeline
2008 Accomplishments and Milestones

ALEXZA PHARMACEUTICALS

Product Candidates	2008 Accomplishments	2008 Milestones
AZ-004 (*Staccato* loxapine)	√ first Phase 3 start √ APA presentation	• second Phase 3 start
AZ-002 (*Staccato* alprazolam)	√ Phase 2a enrollment	• Phase 2a initial data • Phase 2b trial design
AZ-001 (*Staccato* prochlorperazine)	√ thorough QT study √ 28-day animal tox study	• End of Phase 2 mtg
AZ-104 (*Staccato* loxapine)	√ positive Phase 2a data	• scientific presentations • Phase 2b trial design
AZ-003 (*Staccato* fentanyl)	√ Endo partnership	• Endo development plan
AZ-007 (*Staccato* zaleplon)	√ Phase 1 start/enrollment √ positive Phase 1 data	• Phase 2a trial design

May 2008

An IP Portfolio Both Broad ... Manufacture of device Specific features of device Method of producing aerosol Method of administering to a patient Device for producing aerosol Kit comprising device Aerosol composition of matter Method of treating a disease

2003 2004 2005 2006 2007 Current US Patents 15 23 46 70 68 73 Non-US Patents 1 20 41 Pending US Applications 45 71 52 48 55 51 Pending non-US Nationals & PCT Applications 87 96 139 144 142 120 .... and Increasingly Deep > 110 Issued and Allowed Patents

Summary Financials - Q1 2008 Cash - $111.7 million (as of March 31, 2008) cash, equivalents, marketable securities - $75.7 million investment held by Symphony Allegro - $35.9 million Additional transactions - Q1 08 Endo partnership for AZ-003 - $10 million upfront payment Bio*One Capital - $10 million equity investment Azimuth - $50 million equity line-of-credit Cash projected to cover operations through Q1 2010 > 40% of biotechnology companies have < 18 months of cash

Key 2008 Milestones

ALEXZA PHARMACEUTICALS

- **1H 2008**
  - ✓ initiate first AZ-004 P3 study
  - ✓ initiate/enroll AZ-007 P1 study
  - ✓ AZ-104 P2a initial results
  - ✓ Alexza Singapore Pte Ltd
    - ✓ Bio*One investment
  - ✓ Azimuth equity line-of-credit
  - ✓ AZ-007 P1 initial results
  - – AZ-002 P2a initial results
  - – Presentations
    - ✓ APA
    - – AHS
- **2H 2008**
  - – initiate second AZ-004 P3 study
  - – conduct AZ-001 end of P2 meeting
  - – complete Singapore mfg JV
  - – identify development plans for AZ-104, AZ-002 and AZ-007
  - – presentations (Migraine Trust - UK)
- **1H 2009**
  - – initial AZ-004 P3 results
  - – initiate AZ-004 supporting studies

May 2008